                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        Auburn National Bancorporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                    April 9, 2001


TO OUR SHAREHOLDERS:

  You are cordially invited to attend the 95th Annual Meeting of Shareholders of Auburn National Bancorporation, Inc., to be held at the AuburnBank Center, 132 North Gay Street, Auburn, Alabama, on Tuesday, May 8, 2001, at 3:00 p.m., Local Time (the "Meeting").

  The Notice of Meeting, Proxy Statement, Proxy, and 2000 Annual Report are enclosed. We hope you can attend and vote your shares in person. In any case, please complete the enclosed Proxy and return it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you attend the Meeting, you may vote your shares in person even if you have previously returned your Proxy.

  Prior to the meeting, a reception will be held from 2:30 p.m. until 3:00 p.m. in the AuburnBank Center. We hope you can join us!

  We thank you for your support this past year, and request that you review our Annual Report. If you have any questions about the Proxy Statement or the Annual Report, please call or write us.


                                    Sincerely,

                                    /s/ E. L. Spencer
                                    ---------------------------
                                    E. L. Spencer, Jr.
                                    Chairman of the Board
                                    and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 2001

  Notice is hereby given that the 2001 Annual Meeting of Shareholders of Auburn National Bancorporation, Inc. (the "Company") will be held at the AuburnBank Center, 132 North Gay Street, Auburn, Alabama, on Tuesday, May 8, 2001, at 3:00 p.m., Local Time (collectively, with any adjournments or postponements thereof, the "Meeting"), for the following purposes:

1. To elect six directors to the Board of Directors, who shall serve until the next annual meeting and until their successors have been elected and qualified;

2. To consider and vote upon the ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2001; and

3.  To transact such other business as may properly come before the Meeting.

  Only shareholders of record at the close of business on March 21, 2001, are entitled to notice of and to vote at the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date, sign and return the enclosed Proxy in the accompanying envelope.

  Also enclosed is a copy of the Company's 2000 Annual Report.


                              By Order of the Board of Directors


                              /s/ C. Wayne Alderman
                              ---------------------------------
                              C. Wayne Alderman
                              Secretary

April 9, 2001


PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE
                    TRANSFER AGENT IN THE ENVELOPE PROVIDED.
              IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON BY
            WRITTEN BALLOT IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY
                              RETURNED YOUR PROXY.

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 8, 2001

                                  INTRODUCTION

General

   This Proxy Statement is being furnished to the shareholders of Auburn National Bancorporation, Inc. (the "Company"), a Delaware corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), in connection with the solicitation of proxies by the Company's Board of Directors from holders of the outstanding shares of the Company's $.01 par value Common Stock ("Common Stock") for the 2001 Annual Meeting of Shareholders of the Company (collectively, with any adjournments or postponements thereof, the "Meeting"). Unless the context otherwise requires, the term "Company" shall include the Company's subsidiary, AuburnBank (the "Bank").

  The Meeting is being held to consider and vote upon: (i) the election of six directors to the Board of Directors, who shall serve until the next annual meeting and until their successors are elected and qualified; (ii) the ratification of the appointment of KPMG LLP ("KPMG") as independent auditors for the Company for the fiscal year ending December 31, 2001; and (iii) such other matters as may properly come before the Meeting.

  The Company's Board of Directors knows of no business that will be presented for consideration at the Meeting other than the matters described in this Proxy Statement.

  The Proxy Statement and Proxy are first being mailed on or about April 9, 2001, to Company shareholders of record as of the close of business on March 21, 2001 (the "Record Date"). The 2000 Annual Report (the "Annual Report"), including financial statements for the fiscal year ended December 31, 2000, accompanies this Proxy Statement.

  Each shareholder is entitled to one vote on each proposal per share of Common Stock held as of the Record Date. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes "for" or "against," as well as all abstentions (including votes to withhold authority to vote in certain cases), with respect to the proposal receiving the most such votes, will be counted. Under Delaware law, the vote required for the election of directors is a plurality of the votes cast by the shares present in person or represented by proxy at the Meeting and entitled to vote for the election,
provided a quorum is present.   Consequently, with respect to the election of
directors, abstentions and broker non-votes will not be counted in the base number of votes to be used in determining whether the proposal has received the requisite number of votes for approval. The ratification of the appointment of KPMG as independent auditors requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting, provided a quorum is present.
Consequently, with respect to this proposal, abstentions and broker non-votes will be counted in the base number of votes to be used in determining whether the proposal has received the requisite number of votes for approval and will count as votes against the proposal.

  The Company's principal executive offices are located at 100 N. Gay Street, Auburn, Alabama 36830. The Company's telephone number at such offices is (334) 821-9200.

Record Date, Solicitation and Revocability of Proxies

  The Record Date for the Meeting has been set as the close of business on March 21, 2001. Accordingly, only holders of record of shares of Common Stock on the Record Date will be entitled to vote at the Meeting. At the close of business on such date, there were approximately 3,924,573 shares of Common Stock issued and outstanding, which were held by approximately 450 shareholders of record. See "Principal Shareholders."

  Shares of Common Stock represented by a properly executed Proxy, if such Proxy is received in time and is not revoked, will be voted at the Meeting in accordance with the instructions indicated in such Proxy. If no instructions are indicated, such shares of Common Stock will be voted "FOR" the election of all nominees for director named in the Proxy, "FOR" the ratification of the appointment of KPMG as the Company's independent auditors, and in the judgment of the Proxies named on the Proxy with respect to all proper matters that may come before the Meeting.

  A shareholder who has given a Proxy may revoke it at any time prior to its exercise at the Meeting by either (i) giving written notice of revocation to the Company's Secretary, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing in person at the Meeting and voting in person by written ballot. All written notices of revocation or other communications with respect to revocation of Proxies should be addressed as follows: Auburn National Bancorporation, Inc., P.O. Box 3110, Auburn, Alabama 36831-3110, Attention: C. Wayne Alderman, Secretary.


                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

General

  The Meeting is being held to elect six directors to serve one-year terms of office expiring at the Company's 2002 Annual Meeting of Shareholders and until their successors have been elected and qualified. All nominees presently serve as directors of the Company and the Bank. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein. Cumulative voting for directors is not permitted.

  All shares represented by valid Proxies received and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the Proxies will be voted for the election of the six nominees listed below. In the unanticipated event that any nominee is unable to serve, the persons designated as Proxies will cast votes for the remaining nominees and for such other replacements as may be nominated by the Company's Board of Directors.

  The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast by the shares entitled to vote in the election at the Meeting, at which a quorum is present, is required for the election of the directors listed below.

  The nominees have been nominated by the Company's Board of Directors, and the Board unanimously recommends a vote "FOR" the election of all six nominees listed below.


Information about Nominees for Director

  The following information relating to age, as of February 28, 2001, and directorships in other companies, positions with the Company and the Bank, principal employment, and Common Stock owned beneficially, as of February 28, 2001, has been furnished by the respective nominees. Except as otherwise indicated, each nominee has been or was engaged in his or her present or last principal employment, in the same or a similar position, for more than five years.


Nominee, Age, and Year First         Information About Nominee                    Shares of Common Stock
 Elected as a Director                                                            Beneficially Owned and
                                                                                  Percentage of
                                                                                  Outstanding (1)
----------------------------------------------------------------------------------------------------------
E. L. Spencer, Jr. (70)              Director of the Company and the Bank;               832,681 (2)
Elected to Bank Board:  1975         Chairman of the Company's and Bank's                  21.22%
Elected to Company Board:  1984      Board of Directors since 1984 and 1980,
                                     respectively; Chief Executive Officer of
                                     the Company since 1990; formerly Chief
                                     Executive Officer of the Bank from
                                     1990-2000; President of Spencer Lumber
                                     Company since 1970; Director of East
                                     Alabama Medical Center.

                                       2


Nominee, Age, and Year First            Information About Nominee                    Shares of Common Stock
 Elected as a Director                                                               Beneficially Owned and
                                                                                     Percentage of
                                                                                     Outstanding (1)
-------------------------------------------------------------------------------------------------------------
Emil F. Wright, Jr. (64)                Director of the Company and the Bank;             396,324 (3)
Elected to Bank Board:  1973            Vice Chairman of the Company and the Bank           10.10%
Elected to Company Board:  1984         since 1991; Attorney practicing with
                                        Samford, Denson, Horsley, & Pettey since
                                        1998; formerly ophthalmologist
                                        practicing  with the Medical Arts Eye
                                        Clinic 1971-1997.

Terry W. Andrus (49)                    Director of the Company and Bank; President and       900
Elected to Bank Board: 1991             Chief Executive Officer of the East Alabama          0.02%
Elected to Company Board: 1998          Medical Center since 1984; Director of Blue
                                        Cross/Blue Shield of Alabama.

J.E. Evans (59)                         Director of the Company and the Bank; Owner of     18,000
Elected to Bank Board:  1986            Evans Realty since 1970; President of J&L            0.46%
Elected to Company Board: 1997          Contractors, Inc. since 1976.

Anne M. May (50)                        Director of the Company and the Bank; Partner,    217,161 (4)
Elected to Bank Board:  1982            Machen, McChesney & Chastain, Certified Public       5.53%
Elected to Company Board:  1990         Accountants, since 1973.

Robert W. Dumas (47)                    Director of the Bank since 1997; Chief Executive   11,434
Elected to Bank Board:  1997            Officer of the Bank since 2001; President and        0.29%
                                        Chief Lending Officer of the Bank since 1998;
                                        formerly Senior Vice President (Commercial and
                                        Consumer Lending) of the Bank since 1988;
                                        employed by the Bank since 1984.

All Directors and Executive                                                             1,354,838 (5)
Officers as a Group                                                                         34.52%

____________________________

(1) Information relating to beneficial ownership of Common Stock by directors is based upon information furnished by each person using "beneficial ownership" concepts set forth in rules of the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial ownership. Accordingly, nominees are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as indicated in other notes to this table describing special relationships with other persons and specifying shared voting or investment power, directors possess sole voting and investment power with respect to all shares of Common Stock set forth opposite their names.

(2) Includes 190,435 shares held by the Auburn National Bancorporation, Inc. 401(k) and Employee Stock Ownership Plan (the "401(k) Plan"), of which Mr. Spencer is a co-trustee, as to which Mr. Spencer may be deemed to have shared voting and investment power with Anne M. May, as co-trustees of the 401(k) Plan. Also includes 15,000 shares held by Mr. Spencer's wife, as to which Mr. Spencer may be deemed to have shared voting and investment power.

(3) Includes 29,400 shares held by DTS, a company in which Mr. Wright is a partner, as to which Mr. Wright may be deemed to have shared voting and investment power, and as to which Mr. Wright disclaims beneficial ownership of 29,106 shares. Also includes 4,500 shares held for the benefit of Mr. Wright by Medical Arts Eye Clinic, PC Money Purchase Pension Plan, and 48,654 shares held by Mr. Wright's wife, as to which Mr. Wright may be deemed to have shared voting and investment power.

(4) Includes 190,435 shares held by the 401(k) Plan, of which Ms. May is a co-trustee, as to which Ms. May may be deemed to have shared voting and investment power with E.L. Spencer, Jr. as co-trustees of the 401(k) Plan, and as to which Ms. May disclaims beneficial ownership. Also includes 477 shares held by Ms. May's daughter, as to which Ms. May may be deemed to have shared voting and investment power.

(5) Includes Company and Bank Directors, Executive Officers of the Bank, and the Company's 401(k) Plan.


               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  The Company's Board of Directors held seven meetings during 2000 and has six standing committees: the Executive Committee, the Proxy Committee, the Personnel and Salary Committee, the Audit and Compliance Committee, the Strategic Planning Committee, and the Stock Option Committee. The Bank's Board of Directors held 13 meetings during 2000 and has the following standing committees separate from the Company: the Audit and Compliance Committee, the Property Committee, the Executive Committee, the Loan Committee, the Asset Liability Committee, the Personnel and Salary Committee, IT/IS Steering Committee and the Strategic Planning Committee. All directors attended at least 75% of all meetings of the Company's and the Bank's Board and each committee on which they served.

  The Company's Executive Committee is authorized to act in the absence of the Board of Directors on certain matters that require Board approval. E. L. Spencer, Jr., Anne M. May, and Emil F. Wright, Jr. constitute the current members of this committee. This committee held seven meetings during 2000.

  The Proxy Committee is authorized to act on behalf of Company shareholders when authorized by Proxy. E.L. Spencer, Jr., Emil F. Wright, Jr., and Terry W. Andrus constitute the current members of this committee. This committee met once in 2000.

  The Personnel and Salary Committee makes recommendations to the Board of Directors with respect to the compensation of executive officers and employees of the Company and the Bank. Anne M. May, Emil F. Wright, Jr., and Terry W. Andrus constitute the current members of this committee. This committee met five times during 2000.

  The Strategic Planning Committee evaluates potential acquisitions and the Company's long range goals and oversees the planning process for the officers and directors strategic planning sessions. E.L. Spencer, Jr., Anne M. May, and Robert W. Dumas, the President, CEO and a director of the Bank, constitute the current members of this committee. This committee met once during 2000.

  The Audit and Compliance Committee ("Audit Committee") is composed of three Directors. No Audit Committee member serves as an officer of the Company or the Bank. All of the Audit Committee members are "Independent Directors" as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards. The Company's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix A. Under this written charter, the Audit Committee is
          ----------
authorized to make an examination of the affairs of the Company and the Bank and to report such examinations to the Board and is responsible for reviewing the reports of any independent certified public accountants' examinations and reporting to the Board on such examinations. Terry W. Andrus, J.E. Evans and Bank Director David Housel constitute the current members of this committee. This committee met 12 times in 2000.

  The Stock Option Committee administers the Company's Long-Term Incentive Plan adopted by the shareholders at the 1994 Annual Meeting. The committee consists of at least three Company directors, none of whom while a member of the Committee shall be eligible to participate in the Plan. Anne M. May, Emil F. Wright, Jr., and Terry W. Andrus constitute the current members of this committee. This committee met once in 2000.

  The entire Board of Directors serves as the Nominating Committee for the purpose of nominating persons to serve on the Board of Directors and held one meeting in such capacity in 2000. Shareholders entitled to vote for the election of directors may also nominate candidates for the Board, provided they comply with the nomination procedures set forth in the Company's Certificate of Incorporation.

  Members of the Boards of Directors are paid $400 for each Board meeting attended. For his services as such, the Chairman of the Company's and the Bank's Board of Directors is paid $800 for each Board meeting attended. In addition to Board meeting fees, members of the Loan Committee and members of the Audit and Compliance Committee receive $900 per year for serving on each of these committees. Members of the Personnel and Salary Committee, IT/IS Steering Committee and Asset Liability Committee receive $75 per meeting attended. The Chairman of the Audit and Compliance Committee receives $150 per meeting, and the Chairman of the Personnel and Salary Committee receives $150 per meeting. Total Bank and Company directors' fees and annual bonuses of $159,775 were paid or earned during 2000.

                             AUDIT COMMITTEE REPORT

  Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

  The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

  Based upon the Audit Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.


                                                     Terry W. Andrus
                                                     J.E. Evans
                                                     David Housel

                               EXECUTIVE OFFICERS

General

  The following lists the executive officers of the Company and the Bank, their ages as of the Record Date, and respective offices held by them, the period each such position has been held, and a brief account of their business experience for the past five years. Executive officers are appointed annually at a meeting of the respective Boards of Directors of the Company and the Bank in January to serve for one year and until successors are chosen and qualified.

Name and Age of Executive Officers of    Information About Executive Officers
 the Company and the Bank

E.L. Spencer, Jr. (70)                   Director of the Company and the Bank; Chairman of the Company's and Bank's
                                         Board of Directors since 1984 and 1980, respectively; Chief Executive
                                         Officer of the Company since 1990; formerly Chief Executive Officer of the
                                         Bank from 1990-2000; President of Spencer Lumber Company since 1970.

Robert W. Dumas (47)                     Director of the Bank since 1997; Chief Executive Officer of the Bank since
                                         2001; President and Chief Lending Officer of the Bank since 1998; formerly
                                         Senior Vice President (Commercial and Consumer Lending) of the Bank since
                                         1988; employed by the Bank since 1984

John C. Ham (49)                         Executive Vice President, Senior Credit Officer and General Counsel of
                                         the Bank since 1999; Senior Vice President (Corporate and Legal Affairs)
                                         of the Bank since 1998; formerly Senior Vice President of AmSouth Bank since 1986.

O.D. Alsobrook, III (49)                 City President, Opelika Branch, and Senior Vice President of the Bank
                                         since 1990.

Terrell E. Bishop (64)                   Senior Vice President and Chief Mortgage Lending Officer of the Bank since
                                         1991.

James E. Dulaney (42)                    Senior Vice President and Senior Lending Officer of the Bank since 1998;
                                         formerly Vice President (Commercial and Consumer Lending) of the Bank
                                         since 1993.

Jo Ann Hall (51)                         Senior Vice President and Chief Operations Officer of the Bank since 1994;
                                         various other positions with the Bank since 1974.

Tommy Johnson (53)                       Senior Vice President since 2001; formerly Vice President of the Bank since 1999.

Summary Compensation of Executive Officers

  The following table sets forth certain information regarding compensation paid or to be paid by the Company or the Bank to its most highly compensated executive officers for 2000, 1999, and 1998. The Company has not granted any stock options or stock appreciation rights and has not made any payouts under any long-term incentive plan.


                           Summary Compensation Table
                            Annual Compensation (1)

Name and                                                                           Other Annual         All Other
Principal Position                      Year         Salary          Bonus         Compensation        Compensation
----------------------------------  -------------  -----------  ---------------  -----------------  ------------------
E.L. Spencer, Jr.,                      2000        $175,197       $25,000(6)          $ -0-            $28,800 (2)
Chairman, CEO and Director              1999         167,200           -0-               -0-             27,315 (2)
of the Company and Chairman and         1998         160,000        22,000               -0-             29,465 (2)
Director the Bank

Robert W. Dumas,                        2000         127,032        22,000(6)            -0-             14,120 (4)
President, CEO and Director of          1999         120,910           -0-               -0-             14,492 (4)
the Bank                                1998         113,004        20,000               -0-             16,212 (4)


John C. Ham,                            2000         122,613           -0-               -0-              4,218 (5)
Executive Vice President of the         1999         117,333        18,000               -0-              1,467 (5)
Bank                                    1998(3)


O.D. Alsobrook, III,                    2000          96,697           -0-               -0-              2,270 (5)
Senior Vice President of the Bank       1999          91,881        17,500               -0-              1,838 (5)
                                        1998          87,924        14,000               -0-              4,138 (5)

Terrell E. Bishop,                      2000          96,895           -0-               -0-              3,432 (5)
Senior Vice President of the Bank       1999          91,881        17,500               -0-              2,818 (5)
                                        1998          87,924        17,500               -0-              5,395 (5)

Linda D. Fucci, Secretary and           2000          96,016           -0-               -0-              3,390 (5)
Treasurer of the Company, and           1999          91,881        17,500               -0-              2,756 (5)
Senior Vice President of the Bank       1998          87,924        17,500               -0-              5,324 (5)

Jo Ann Hall,                            2000          96,121           -0-               -0-              3,409 (5)
Senior Vice President of the Bank       1999          91,881        17,500               -0-              2,791 (5)
                                        1998          87,924        17,500               -0-              5,328 (5)

__________
(1) Excludes certain personal benefits, the total value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for the reporting persons.
(2) Includes Company contributions or other allocations to the 401(k) Plan of $5,250, $5,000 and $8,765; and Board of Directors and Board committee fees of $23,550, $22,315 and $20,700, respectively, for the years 2000, 1999 and
     1998.
(3) Reporting not required for the respective year since the aggregate salary and bonuses did not exceed $100,000.
(4) Includes Company contributions or other allocations to the 401(k) Plan of $4,470, $3,627 and $6,713, respectively, for the years 2000, 1999 and 1998;
     and Board of Directors and Board committee fees of $9,650, $10,865 and $9,499, respectively, for the years 2000, 1999 and 1998.
(5)  Includes Company contributions and other allocations to the 401(k) Plan.
(6) Represents a bonus paid in May 2000 as a result of the Bank's performance in 1999 and after the results of a regulatory review conducted in the first quarter of 2000.

                                RETIREMENT PLAN

  The Company has established the 401(k) Plan which covers substantially all employees. Participants become 20% vested in their accounts after two years of service with an additional 20% vesting each year until the participant is 100% vested after six years of service. Contributions to the 401(k) Plan are determined by the Board of Directors based principally on the Company's earnings. Company contributions to the 401(k) Plan amounted to $91,611 and $75,648 in 2000 and 1999, respectively.


                CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

  Various Company and Bank directors, officers, and their affiliates, including corporations and firms of which they are officers or in which they and/or their families have an ownership interest, are customers of the Company and the Bank. These persons, corporations, and firms have had transactions in the ordinary course of business with the Company and the Bank, including borrowings, all of which, in the opinion of management, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectability or present other unfavorable features. The Company and the Bank expect to have such transactions, on similar terms, with its directors, officers, and their affiliates in the future. The aggregate amount of loans outstanding by the Bank to directors, executive officers, and related parties of the Company or the Bank as of December 31, 2000 was approximately $5,577,000, which represented approximately 17.5% of the Company's consolidated shareholders' equity on that date.

  None of the directors of the Company serve as an executive officer of, or own, or during 2000 owned, of record or beneficially, in excess of 10% equity interest in any business or professional entity that has made or received during 2000, or proposes to make or receive in 2001, payments to or from the Company or the Bank for property or services in excess of 5% of the Company's consolidated gross revenues for 2000, or in excess of 5% of such other business or professional entity's consolidated gross revenues for 2000.


                        COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

  During 2000, the Company was subject to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires the Company's officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater-than-10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of Forms 3, 4 and 5 furnished to the Company during and with respect to 2000, or written representations that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to the Company's and the Bank's officers, Directors and greater-than-10% beneficial owners were complied with during 2000.


                                  PROPOSAL TWO
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has appointed KPMG, independent certified public accountants, as independent auditors for the Company and its subsidiary for the current fiscal year ending December 31, 2001, subject to ratification by the shareholders. KPMG has served as independent auditors for the Company, its predecessor, and its subsidiary since 1985 and has advised the Company that neither the firm nor any of its partners has any direct or material interest in the Company and its subsidiaries except as auditors and independent certified public accountants of the Company.

  A representative of KPMG will be present at the Meeting, will be given the opportunity to make a statement on behalf of the firm if he so desires and will be available to respond to appropriate questions from shareholders.

  The appointment of KPMG will be ratified by the shareholders if the votes cast by the holders of the shares of Common Stock having voting power represented at the meeting and entitled to vote on the matter favoring the action exceed the votes cast in opposition to thereto.

  The Board of Directors recommends a vote "FOR" ratification of the appointment of KPMG as independent auditors for the fiscal year ending December 31, 2001, and the enclosed Proxy, if properly completed and returned, will be so voted unless a shareholder executing the Proxy specifically votes against this proposal or abstains from voting by marking the appropriately designated block on the Proxy.



                               KPMG FEES FOR 2000

Audit Fees

  The aggregate fees billed by KPMG for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Forms 10-Q filed during 2000 were $101,035.

Financial Information Systems Design and Implementation Fees

  No fees were billed by KPMG nor services rendered to the Company during the fiscal year ended December 31, 2000, in connection with operating, or supervising the operation of, the Company's information system or managing the Company's local area network and designing or implementing a hardware or software system that aggregates source data underlying the Company's financial statements or generates information that is significant to the Company's financial statements.

All Other Fees

  The aggregate fees billed by KPMG for services rendered to the Company during the fiscal year ended December 31, 2000, other than those services described above were $37,050.

Audit Committee Review

  The Company's Audit Committee has reviewed the services rendered and the fees billed by KPMG for the fiscal year ended December 31, 2000. The Audit Committee has determined that the services rendered and the fees billed last year that were not related to the audit of the Company's financial statements are compatible with the independence of KPMG as the Company's independent accountants.


                             PRINCIPAL SHAREHOLDERS

  The following table sets forth certain information concerning the only "persons" (as that term is defined by the SEC) who are known by the Company to be the beneficial owners of more than 5% of the Common Stock, the Company's only class of voting securities, as of the Record Date, and the ownership of the Common Stock as of that date by the Company's and Bank's executive officers and directors as a group. Positions listed are with the Company, unless otherwise indicated.


Name of Beneficial Owners                Address                Number and Percent
                                                                  of Common Stock
                                                                Beneficially Owned (1)

E. L. Spencer, Jr.                       1230 W Thach Ave              832,681 (2)
 Chairman and Chief Executive Officer    Auburn, AL 36830                21.22%

Emil F. Wright, Jr.                      500 S Brookwood              396,324  (3)
 Vice Chairman                           Auburn, AL 36830               10.10%

All Directors and Executive                                         1,354,838  (4)
Officers as a Group                                                     34.52%

(1) Information relating to beneficial ownership of Common Stock by directors is based upon information furnished by each person using "beneficial ownership" concepts set forth in rules of the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act").
(2) Includes 190,435 shares held by the 401(k) Plan, of which Mr. Spencer is a co-trustee, as to which Mr. Spencer may be deemed to have shared voting and investment power with Anne M. May, as co-trustees of the 401(k) Plan.
     Also includes 15,000 shares held by Mr. Spencer's wife, as to which Mr. Spencer may be deemed to have shared voting and investment power.
(3) Includes 29,400 shares held by DTS, a company in which Mr. Wright is a partner, as to which Mr. Wright may be deemed to have shared voting and investment power, and as to which Mr. Wright disclaims beneficial ownership of 29,106 shares. Also includes 4,500 shares held for the benefit of Mr. Wright by the Medical Arts Eye Clinic, PC Money Purchase Pension Plan and 48,654 shares held by Mr. Wright's wife, as to which Mr. Wright may be deemed to have shared voting and investment power.
(4) Includes Bank and Company Directors, Executive Officers of the Bank and the Company's 401(k) Plan.


                                 OTHER MATTERS

  The Company knows of no other matters to be brought before the Meeting. However, if any other proper matter is presented, the persons named in the enclosed form of Proxy intend to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.


                         AVAILABILITY OF ANNUAL REPORT

  Copies of the Company's Annual Report for the year ended December 31, 2000, have been provided to each shareholder. Upon the written request of any person whose Proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits) a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, including financial statements and schedules thereto, as filed with the SEC. Such requests should be directed to Joyce Aderholdt, Shareholder Relations, Auburn National Bancorporation, Inc., P.O. Box 3110, Auburn, Alabama, 36831-3110.


                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

  Proposals of shareholders intended to be presented at the Company's 2002 annual meeting must be received by the Company by December 31, 2001, in order to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.

                               OTHER INFORMATION

Proxy Solicitation Costs

  The cost of soliciting Proxies for the Meeting will be paid by the Company. In addition to the solicitation of shareholders of record by mail, telephone, facsimile, or personal contact, the Company will contact brokers, dealers, banks, or voting trustees or their nominees who can be identified as record holders of Common Stock; such holders, after inquiry by the Company, will provide information concerning quantities of proxy materials and 2000 Annual Reports needed to supply such information to beneficial owners, and the Company will reimburse such persons for the reasonable expenses of mailing proxy materials and 2000 Annual Reports to such persons.




                                           By Order of the Board of Directors


                                           /s/ E.L. Spencer, Jr.
                                           ------------------------------
                                           E.L. Spencer, Jr.
                                           Chairman



April 9, 2001

                                   APPENDIX A
                                   ----------

                            AUDIT COMMITTEE CHARTER

                                       of

                      AUBURN NATIONAL BANCORPORATION, INC.

I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors of Auburn National Bancorporation, Inc. (the "Company") to assist the Board and the Board of Directors of AuburnBank (the "Bank") in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance and accounting.

     . Monitor the independence and performance of the Company's independent auditors and internal auditing department.

     . Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Audit Committee shall serve both the Company, and the Bank.

II.  Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of the National Association of Securities Dealers, Inc. or Nasdaq, Inc., as applicable. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

III. Audit Committee Responsibilities and Duties

     1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

     3. In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

     4. Review with management the Company's quarterly financial results prior to the release of earnings. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61, Communication with Audit Committees ("SAS 61").

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. As part of this, the Committee shall discuss the written disclosures, letter, and other matters required of the outside auditors by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     8. Review the independent auditors audit plan--discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

     9. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.

     10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     11. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

     12. Review the appointment, performance, and replacement of the Internal Audit Department Auditors.

     13. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. As stated in The New York Stock Exchange, Inc.'s Guiding Principles for Audit Committee Best Practices:

               "In its oversight capacity, the audit committee is neither intended nor equipped to guarantee with certainty to the full board and shareholders the accuracy of a company's financial statements and accounting practices. Proper financial reporting, accounting and audit functions are collaborative efforts conducted by full-time professionals dedicated to these purposes."

     This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and codes of conduct established by the Company. Further, the Committee may rely upon the reports of legal counsel, accountants and other experts, as well as members of the Company's management.

Further, nothing herein is intended to or shall limit the responsibilities, duties and liabilities of the independent auditors to the Company, the Board and the Committee.

                                REVOCABLE PROXY
                     AUBURN NATIONAL BANCORPORATION, INC.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE                                                                                                With-  For All
                                                                                                                For   hold   Except
          2001 ANNUAL MEETING OF SHAREHOLDERS                            1. To elect six directors for one-year [_]    [_]    [_]
                     MAY 8, 2001                                            terms (Proposal 1)

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned shareholder      Nominees:  E.L. Spencer, Jr.     Terry W. Andrus
of Auburn National Bancorporation, Inc., Auburn, Alabama (the                       J.E. Evans            Anne M. May
"Company"), hereby revoking any proxy heretofore given, does hereby                 Emil F. Wright, Jr.   Robert W. Dumas
nominate, constitute, and appoint E.L. Spencer, Jr., Emil F.
Wright, Jr., and Terry W. Andrus or either one of them, the true and     INSTRUCTION: To Withhold authority to vote for any
lawful attorneys and proxies of the undersigned, with full power of      individual nominee(s), mark "For All Except" and write the substitution, for the undersigned and in the undersigned's name, place,  name of the nominee(s) in the space provided below.
and stead, to vote all of the shares of common stock of the Company
standing in the undersigned's name, on its books on February 28,         -----------------------------------------------------------
2001, and that the undersigned may be entitled to vote at the Annual                                            For  Against Abstain
Meeting of Shareholders to be held at the AuburnBank Center,             2. To ratify the appointment of KPMG   [_]    [_]    [_]
132 N. Gay Street, Auburn, Alabama at 3:00 p.m. local time, on Tuesday,     LLP as independent auditors for
May 8, 2001, and at any adjournments thereof (the "Meeting"), with all      the Company for the fiscal year
the powers the undersigned would possess if personally present as follows:  ending December 31, 2001.

                                                                         3. The Proxies are authorized to vote upon such other
                                                                            business as may properly come before the Annual Meeting,
                                                                            or any adjournments of the Meeting, in accordance with
                                                                            the determination of a majority of the Corporation's
                                                                            Board of Directors.

                                                                         Please check box if you plan to attend the ---->   [_]
                                                                         May 8, 2001 Annual Stockholders Meeting.

                                                                           The proxy will be voted as directed by the undersigned
                                                                         shareholder. Unless contrary direction is given, this proxy will be voted FOR the election of the nominees listed in
                                                                         Proposal 1, FOR the ratification of KPMG LLP, and in
                                                                         accordance with the determination of a majority of the
                                   -------------------------             Board of Directors as to any other matters. The undersigned
Please be sure to sign and date    | Date                  |             shareholder may revoke this proxy at any time before it is
  this Proxy in the box below.     |                       |             voted by delivering to the Secretary of the Corporation
------------------------------------------------------------             either a written revocation of the proxy or a duly executed
|                                                          |             proxy bearing a later date, or by appearing at the Annual
---Stockholder sign above---Co-holder (if any) sign above---             Meeting and voting in person. The undersigned shareholder
                                                                         hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

------------------------------------------------------------------------------------------------------------------------------------
                             Detach above card, sign, date and mail in postage paid envelope provided.

                                               AUBURN NATIONAL BANCORPORATION, INC.

------------------------------------------------------------------------------------------------------------------------------------
| Please date and sign exactly as your name(s) appear(s) hereon. Each executor, administrator, trustee, guardian, attorney-in-fact,|
| and any other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more    |
| persons, all should sign.                                                                                                        |
|                                                                                                                                  |
|               If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.            |
|                                                                                                                                  |
|                                                           PLEASE ACT PROMPTLY                                                    |
|                                                 SIGN, DATE & MAIL YOUR PROXY CARD TODAY                                          |
------------------------------------------------------------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

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